                                                                 EXHIBIT 10(xvi)









                                 SPX CORPORATION

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN



                               FOR TOP MANAGEMENT



                -----------------------------------------------




                      AS ADOPTED EFFECTIVE JANUARY 1, 1990



                                TABLE OF CONTENTS

                                                                                Page
ARTICLE I DEFINITIONS.............................................................1

    1.1       "Account"...........................................................1

    1.2       "Accounting Date"...................................................1

    1.3       "Affiliated Company"................................................1

    1.4       "Beneficiary".......................................................1

    1.5       "Board".............................................................1

    1.6       "Code"..............................................................1

    1.7       "Company"...........................................................1

    1.8       "Compensation"......................................................2

    1.9       "Compensation Committee"............................................2

    1.10      "Employee"..........................................................2

    1.11      "Participant".......................................................2

    1.12      "Plan"..............................................................2

    1.13      "Plan Year".........................................................2

    1.14      "Qualified Plan"....................................................2

    1.15      "Trustee"...........................................................2

    1.16      "Construction"......................................................2

ARTICLE II ELIGIBILITY............................................................3

    2.1       Participation.......................................................3

    2.2       Top Hat Requirements................................................3

    2.3       Reduction in Status; Removal From Participation.....................3



ARTICLE III CONTRIBUTIONS AND ACCOUNTS............................................3

    3.1       Election to Contribute..............................................3

    3.2       Duration of Election................................................4

    3.3       Disposition of Excess Contributions in the Qualified Plan...........4

    3.4       Company Matching Contributions......................................4

    3.5       Allocation of Salary Reduction and Company Matching Contributions...5

    3.6       Payment of Contributions to Trustee.................................5

    3.7       Vesting of Salary Reduction Contributions...........................5

    3.8       Vesting of Company Matching Contributions...........................5

ARTICLE IV PARTICIPANTS'ACCOUNTS AND INVESTMENT OPTIONS...........................5

    4.1       Participants'Accounts...............................................5

    4.2       Investment Funds....................................................6

    4.3       Allocation of Earnings to Participants'Accounts.....................6

ARTICLE V PAYMENT OF ACCOUNTS.....................................................6

    5.1       Form of Benefit.....................................................6

    5.2       Commencement of Benefit.............................................7

    5.3       Approval of Company.................................................7

    5.4       Source of Benefit Payments..........................................7

    5.5       Payment at Death of Participant.....................................7

    5.6       In-Service Non-Hardship and Hardship Distributions..................8

ARTICLE VI ADMINISTRATION OF THE PLAN.............................................9

    6.1       Administration by the Company.......................................9

    6.2       General Powers of Administration....................................9



ARTICLE VII AMENDMENT OR TERMINATION.............................................10

    7.1       Amendment or Termination...........................................10

    7.2       Effect of Amendment or Termination.................................10

ARTICLE VIII GENERAL PROVISIONS..................................................10

    8.1       Funding............................................................10

    8.2       General Conditions.................................................10

    8.3       No Guaranty of Benefits............................................10

    8.4       No Enlargement of Employee Rights..................................10

    8.5       Spendthrift Provision..............................................11

    8.6       Applicable Law.....................................................11

    8.7       Small Benefits.....................................................11

    8.8       Incapacity of Recipient............................................11

    8.9       Corporate Successor................................................11

    8.10      Unclaimed Benefit..................................................11

    8.11      Limitations on Liability...........................................12

    8.12      Duties of Participants and Beneficiaries...........................12

ARTICLE IX CHANGE-OF-CONTROL.....................................................12

    9.1       Benefit Rights Upon Change-of-Control..............................12

    9.2       Definition of Change-of-Control....................................12

    9.3       Excess Parachute Payments..........................................13


                                 SPX CORPORATION
                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN
                               FOR TOP MANAGEMENT

         The SPX Corporation Supplemental Retirement Savings Plan For Top Management (the "Plan") is hereby adopted effective January 1, 1990. The Plan is established and maintained by SPX Corporation in order to allow a limited number of top management employees largely responsible for enhancing the earnings and growth of SPX Corporation to (a) make pre-tax salary reduction contributions, and (b) to receive Company matching contributions, in each case, excess of those permitted by the Company's tax-qualified 401(k) plan, known as the "SPX Corporation Retirement Savings Plan". Accordingly, SPX Corporation hereby adopts this Plan pursuant to the terms and provisions set forth below.

                                    ARTICLE I
                                   DEFINITIONS


         Wherever used herein the following terms shall have the meanings hereinafter set forth;

         1.1 "ACCOUNT" means the Participant's interest in the Plan and includes separate salary reduction and Company matching contributions in each of the Investment Funds provided by the Plan, as described in Sections 4.1 and 4.2.

         1.2 "ACCOUNTING DATE" means each March 31, June 30, September 30 and December 31, or any other date selected by the Compensation Committee.

         1.3 "AFFILIATED COMPANY" or "AFFILIATE" means any corporation, trade or business entity which is a member of a controlled group of corporations, trades or businesses, or an affiliated service group, of which the Company is also a member, as provided in Code Sections 414(b), (c), (m) or (o).

         1.4 "BENEFICIARY" means the person, trust or estate designated to receive the balance of the Participant's Account under this Plan in accordance with Section 5.5.

         1.5 "BOARD" means the Board of Directors of the Company.

         1.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

         1.7 "COMPANY" means SPX Corporation, a Delaware corporation, or, to the extent provided in Section 8.9 below, any successor corporation or other entity resulting from a reorganization, merger or consolidation into or with the Company, or a transfer or sale of substantially all of the assets of the Company.

         1.8 "COMPENSATION" means the total amount paid to a Participant by the Company inclusive of bonuses, overtime pay, Regular Pre-Tax Contributions to the Qualified Plan, Additional Pre-Tax Contributions to the Qualified Plan, and salary reduction contributions to this Plan, but excluding therefrom:

         (a) amounts deferred for him under the Sealed Power Corporation Executive Share Unit Plan,

         (b) amounts paid to him under the Sealed Power Corporation Executive Performance Unit Plan,

         (c) amounts paid to him as foreign service premium and foreign cost of living allowances,

         (d) amounts paid to him under the Company's Long-Term Disability Plan.

         1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Company's Board of Directors.

         1.10 "EMPLOYEE" means a salaried employee of the Company or of an Affiliated Company who is a participant under the Qualified Plan (or any successor or replacement to the Qualified Plan) and is an elected corporate officer or key executive of the Company.

         1.11 "PARTICIPANT" means an Employee who is eligible to participate in this Plan pursuant to Article II hereof.

         1.12 "PLAN" means this SPX Corporation Supplemental Retirement Savings Plan For Top Management.

         1.13 "PLAN YEAR" means the calendar year.

         1.14 "QUALIFIED PLAN" means the SPX Corporation Retirement Savings Plan and each predecessor, successor or replacement to the said Qualified Plan.

         1.15 "TRUSTEE" means the person or entity chosen by the Company to hold the assets of this Plan.

         1.16 "CONSTRUCTION". Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

                                   ARTICLE II
                                   ELIGIBILITY


         2.1 PARTICIPATION. An Employee shall become a Participant hereunder upon designation as such by the Compensation Committee. Such designation shall be made in writing and filed with the records of the Plan. The Compensation Committee shall promptly notify those employees selected as Participants hereunder of their participation and shall offer to such Participants the opportunity to make contributions hereunder, as set forth at Section 3.1 hereof.

         2.2 TOP HAT REQUIREMENTS. No Employee shall be designated as a Participant hereunder unless the employee qualifies for inclusion in a "select group of management or highly compensated employees" as defined in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b) (6) of Employee Retirement Income
Security Act of 1974.

         2.3 REDUCTION IN STATUS; REMOVAL FROM PARTICIPATION. Except in the event of a Change-of-Control (as defined in Article IX), if the Participant's compensation or level of responsibility is reduced, the Compensation Committee may reexamine the Participant's eligibility and make a new determination as to whether he shall be entitled to continue to contribute as a Participant hereunder. If an Employee is removed from Participation pursuant to this Section 2.3, he shall make no further contributions to this Plan, nor shall the Company make any further contributions on his behalf. However, his Account shall continue to be held for his benefit pursuant to the terms of this Plan, and it shall continue to share in gains or losses pursuant to Section 4.3 hereof.

                                   ARTICLE III
                           CONTRIBUTIONS AND ACCOUNTS


         3.1 ELECTION TO CONTRIBUTE. A Participant shall elect at the time and on forms prescribed by the Compensation Committee to have his salary reduction elections made pursuant to Section 4.2 of the Qualified Plan be recognized with respect to his Compensation for purposes of creating salary reduction contributions and Company matching contributions under this Plan.

         Having made such an election, the percentage of Compensation a Participant has elected to contribute to the Qualified Plan shall be contributed by the Company to this Plan on a pre-tax salary reduction basis for any Plan Year with respect to all Compensation as defined by this Plan and earned during such Plan Year, but subject to the following adjustments:

         (a) $200,000 Limit. Compensation shall not be limited to $200,000 (as indexed for inflation) as otherwise provided by Code Section 401(a)(17).

         (b) 415 Limits. Contributions to this Plan shall not be limited by the operation of benefit or contribution limitations provided by Code Section 415.

         (c) $7,000 Limit. Contributions to this Plan shall not be limited by the operation of the $7,000 elective salary reduction limit (as indexed for inflation) as otherwise provided by Code Section 402 (g) .

         (d) 401(k) and 401(m) ADP and ACP Limits. Contributions to this Plan shall not be subject to the Actual Deferral Percentage limitation of Code
Section 401(k), nor to the Actual Contribution Percentage limitation of Code
Section 401(m).

         (e) Suspension of Elective Contributions. Contributions to this Plan shall not be suspended as provided for Qualified Plan contributions in Section
6.4 of the Qualified Plan by reason of Non-Hardship or Hardship Distribution from the Qualified Plan or a Non-Hardship or Hardship Distribution pursuant to
5.6 of this Plan.

         (f) Offset for Qualified Plan Contributions. For any Plan Year, contributions to this Plan will be reduced by the amount of contributions made to the Qualified Plan with respect to a Participant to the extent such contributions are finally allocated to the Participant's Accounts in the Qualified Plan for the corresponding Plan Year of the Qualified Plan, after application of the Qualified Plan limitations described in subparagraphs (a) through (f) above.

         3.2 DURATION OF ELECTION. A Participant's election to contribute to this Plan as described at Section 3.1 above shall remain in effect until revoked by the Participant or, if earlier, until the Participant's participation in this Plan terminates pursuant to Section 2.3 or otherwise.

         3.3 DISPOSITION OF EXCESS CONTRIBUTIONS IN THE QUALIFIED PLAN. In any case in which a Participant's salary reduction contributions to the Qualified Plan would be returned to the Participant by reason of the operation of Code Sections 401(k), 401(m), or 402(g), such contributions shall not be made available to the Participant, but shall automatically be transferred from the Qualified Plan to the Participant's Account under this Plan. Such contributions shall be allocated to the Participant's Account in this Plan for the Plan Year in which such contributions are deposited in this Plan.

         3.4 COMPANY MATCHING CONTRIBUTIONS. With respect to each Plan Year, the Company shall contribute 25% of the first 6% of Compensation which a Participant elects to be recognized and contributed to this Plan pursuant to Section 3.1.

         Notwithstanding the foregoing, the Company matching contribution to this Plan will be offset by the amount of Company matching contribution finally allocated to the Participant's Accounts in the Qualified Plan for the corresponding Plan Year of the Qualified Plan.

         3.5 ALLOCATION OF SALARY REDUCTION AND COMPANY MATCHING CONTRIBUTIONS. Both a Participant's salary reduction contributions made pursuant to Section 3.1, and the Company matching contributions made pursuant to Section 3.4, shall be allocated to a separate account for each Participant as of each Accounting Date.

         3.6 PAYMENT OF CONTRIBUTIONS TO TRUSTEE. All contributions allocated to a Participant's Account shall be paid by the Company to the Trustee as soon as is practical after such amounts have been determined by the Compensation Committee.

         3.7 VESTING OF SALARY REDUCTION CONTRIBUTIONS. A Participant shall be fully vested in the salary reduction Contributions made to his Account pursuant to Section 3.1.

         3.8 VESTING OF COMPANY MATCHING CONTRIBUTIONS. A Participant shall be fully vested in the Company matching contributions made to his Account pursuant to Section 3.4,

         (a) PROVIDED that in the event a Participant's employment with the Company shall terminate under circumstances in which Company Matching Contributions shall be forfeited for the year of termination of employment pursuant to Section 4.9 of the Qualified Plan, a corresponding forfeiture of matching contributions under this Plan shall also occur for such Plan Year, and PROVIDED FURTHER that

         (b) paragraph 3.8(a) shall not apply to any Participant whose employment with the Company is terminated under the circumstances described at
Section 9.1(b)(i).

                                   ARTICLE IV
                  PARTICIPANTS' ACCOUNTS AND INVESTMENT OPTIONS


         4.1 PARTICIPANTS' ACCOUNTS. The Compensation Committee shall establish and maintain a separate account for each Participant which shall accurately reflect his interest in this Plan. Each Account shall consist of two sub-Accounts, one for the Participant's salary reduction contributions made to this Plan pursuant to Section 3.1, and one for the Company matching contributions made pursuant to Section 3.4. Each Participant shall be advised at least once each year of the status his Account.

         4.2 INVESTMENT FUNDS. Subject to approval of the Compensation Committee, each Participant shall be permitted to direct the manner in which his Account shall be invested from among such investment options as may be made available and communicated to Participants from time to time. Each Participant shall request the percentage of his Account to be invested in each Investment Fund, provided that not less than 10% of the Participant's contributions and Company contributions shall be designated for any one such Fund. Within each Investment Fund, each Participant shall have a separate account to which his Account and contributions, together with investment gains or losses, shall be credited.

         Subject to approval of the Compensation Committee, a Participant may change any such direction as to future contributions as of any Accounting Date by giving written notice to the Committee by the 10th day of the month prior to the Accounting Date. Further, a Participant may (subject to Compensation Committee approval) elect to transfer all or a portion of his Account from any one Investment Fund to any other Investment Fund as of any Accounting Date by giving prior written notice to the Committee by no later than the 10th day of the month prior to the Accounting Date.

         The Compensation Committee shall have unlimited discretion to approve or disapprove of a Participant's investment directions as described in this
Section 4.2. Should the Compensation Committee disapprove of any such election, it may direct the Trustee to invest the subject funds in such manner as it shall deem prudent.

         In cases where the Compensation Committee approves of the Participant's investment directions, the Committee shall direct the Trustee to invest the funds accordingly.

         4.3 ALLOCATION OF EARNINGS TO PARTICIPANTS' ACCOUNTS. Each Participant's Account shall be adjusted as of each Accounting Date to reflect his earnings, gains and losses in each of the Investment Funds since the last Accounting Date.

                                    ARTICLE V
                               PAYMENT OF ACCOUNTS


         5.1 FORM OF BENEFIT. At the Participant's election, a Participant's Account under this Plan shall be paid in one of the following forms:

         (a) In a lump sum.

         (b) In deferred periodic installments payable not more frequently than monthly, nor less frequently than annually, in an amount to be determined by the Participant prior to the commencement of benefits. Such payments shall continue until the Participant's

Account is exhausted, (or until his death if a different method of distribution is then prescribed pursuant to Section 5.5 hereof). So long as the Participant retains funds in his Account, earnings, gains and losses shall be credited to the Account. The Participant shall select a form of payment at the time that he selects a date for commencement of benefit payments under Section 5.2 hereof.

         5.2 COMMENCEMENT OF BENEFIT. Except in the case of a distribution permitted by Section 5.6 hereof, or a distribution upon death pursuant to
Section 5.5 hereof, payment of a Participant's Account under this Plan shall commence subsequent to the Participant's termination of employment with the Company. Payment will begin not later than 90 days following an Accounting Date designated by the Participant to the Compensation Committee.

         5.3 APPROVAL OF COMPANY. Notwithstanding the provisions of Sections 5.1 and 5.2 above, an election made by the Participant under the Qualified Plan with respect to the form of payment or payment commencement date of his Account under the Qualified Plan shall not be effective with respect to the form of payment or date for commencement of payment of his Account under this Plan unless such election is expressly approved in writing by the Compensation Committee. If the Compensation Committee shall not approve such election in writing, then the form of payment or date for commencement of payment of the Participant's Account under this Plan shall be selected by the Company in its sole discretion. The requirements of this Section 5.3 shall not apply in the event of a Change-of-Control, as defined in Article IX.

         5.4 SOURCE OF BENEFIT PAYMENTS. Any Account payable to a Participant or a Participant's Beneficiary shall be paid from the trust created pursuant to the SPX Corporation Trust Agreement for Supplemental Retirement Savings Plan for Top Management.

         5.5 PAYMENT AT DEATH OF PARTICIPANT. In the event a Participant dies before payment of his Account under this Plan commences, or in the event a Participant dies after such payment commences but before he has received the entire balance in his Account, payment of such Participant's Account under this Plan shall commence at the time, in the form, and to the Beneficiary designated to the Compensation Committee by the Participant. So long as an Account remains in this Plan with respect to a Participant, that Account shall continue to be credited with earnings, gains and losses.

         Upon becoming a Participant, every Participant shall have the right to designate a beneficiary or beneficiaries to receive his interest in the Plan in the event of his death. The designation shall specify the share to be received by each beneficiary and shall indicate how any remaining balance is to be paid in the event of the death of the designated beneficiary or beneficiaries. Such designation of a beneficiary or beneficiaries may be changed from time to time by the Participant by filing a new designation with the

Compensation Committee. If any Participant shall fail to designate a beneficiary, or if all beneficiaries predecease the Participant, any nonforfeitable balance in the account shall be paid within a reasonable time to the first surviving class, and in equal shares if there are more than one in each class, of the following classes of successive preference beneficiaries:

     -                 Participant's widow or widower
     -                 Surviving children (including legally-adopted children)
     -                 Surviving parents
     -                 Surviving brothers and sisters
     -                 Personal Representative or Administrator.

If any beneficiary survives the Participant but fails to collect all amounts payable on behalf of the beneficiary from the Participant's Account, then unless the Participant has otherwise directed, the balance shall be paid to the beneficiary's estate. A Participant's designation of beneficiary shall be made on a form prescribed by, provided by, and filed with the Compensation Committee.

         5.6 IN-SERVICE NON-HARDSHIP AND HARDSHIP DISTRIBUTIONS. A Participant may request a distribution prior to termination of employment with the Company in the circumstances described below, provided that such distribution shall not be made unless the Participant's request is expressly approved in writing by the Compensation Committee. If the Compensation Committee shall not approve such election in writing, then such request for distribution shall be granted or denied by the Company in its sole discretion.

         (a) Non-Hardship Distribution. A Participant may request not more than twice per Plan Year a distribution of all or any portion of his Account under the Plan upon written notice received by the Compensation Committee at least 30 days prior to any Accounting Date. If the Participant's request is granted, the distribution shall be paid over to him within 90 days following such Accounting Date.

         If the balance in the Participant's Account is less than $5,000 the entire amount must be distributed. If the Account exceeds $5,000 a partial withdrawal of at least $2,500 may be made. Payment shall be made in a lump sum.

         (b) Hardship Distributions. For purposes of this Section, a distribution is on account of Hardship only if the distribution both is (1) made to a Participant who is employed by the Company as of the date the distribution is made, (2) made on account of an immediate and heavy financial need of the Participant and (3) is necessary to satisfy such financial need.

         (i) Deemed Immediate and Heavy Financial Need. A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

                  (1) Medical expenses described in section 213(d) incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152);

                  (2) Purchase (excluding mortgage payments) of a principal residence for the Participant; or

                  (3) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his or her spouse, children, or dependents.

                  (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

         (ii) Distribution Deemed Necessary to Satisfy Financial Need. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant.

         (iii) Payment. Payment of a Hardship Distribution shall be made in a lump sum within 90 days of the Accounting Date which first follows the date the Compensation Committee approves such distribution.

                                   ARTICLE VI
                           ADMINISTRATION OF THE PLAN


         6.1 ADMINISTRATION BY THE COMPANY. The Company, acting through the Compensation Committee of its Board of Directors, shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

         6.2 GENERAL POWERS OF ADMINISTRATION. All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of the Company, expenses of administration, and procedures for filing claims shall also be applicable with respect to the Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

                                   ARTICLE VII
                            AMENDMENT OR TERMINATION


         7.1 AMENDMENT OR TERMINATION. The Company intends the Plan to be permanent but reserves the right, subject to Article IX, to amend or terminate the Plan when, in the sole opinion of the Company, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board and shall be effective as of the date of such resolution or as specified therein.

         7.2 EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall directly or indirectly deprive any current or former Participant or Beneficiary of an Account balance which has accrued under this Plan prior to the effective date of such amendment or termination.

                                  ARTICLE VIII
                               GENERAL PROVISIONS


         8.1 FUNDING. The Plan at all times shall be entirely unfunded and the Company shall not be required at any time to segregate any assets of the Company for payment of any benefits hereunder. No Participant, Beneficiary or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant, Beneficiary or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

         8.2 GENERAL CONDITIONS. Except as otherwise expressly provided herein, all terms and conditions of the Qualified Plan applicable to an Account payable after the death of a Participant shall also be applicable to the Participant's Account payable hereunder. Any Qualified Plan Accounts payable under the Qualified Plan shall be paid solely in accordance with the terms and conditions of the Qualified Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Qualified Plan.

         8.3 NO GUARANTY OF BENEFITS. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

         8.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. No Participant or Beneficiary shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.

Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of the Company.

         8.5 SPENDTHRIFT PROVISION. No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

         8.6 APPLICABLE LAW. The Plan shall be construed and administered under the laws of the State of Michigan.

         8.7 SMALL BENEFITS. If at any time an Account is payable under this Plan the value of such Account is less than $3,500, the Company may pay such Account to the Participant or Beneficiary in a single lump sum in lieu of any further benefit payments hereunder.

         8.8 INCAPACITY OF RECIPIENT. If any person entitled to a benefit payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

         8.9 CORPORATE SUCCESSOR. The Plan shall not be automatically terminated by a transfer or sale of assets of the Company or by the reorganization, merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such transfer, sale, reorganization, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan, except as set forth in Article IX. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of Section 7.2.

         8.10 UNCLAIMED BENEFIT. Each Participant shall keep the Company informed of his current address. The Company shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three (3) years after the date on which payment of the Participant's Account may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any Beneficiary for the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant or Beneficiary or any other person and such benefit shall be irrevocably forfeited.

         8.11 LIMITATIONS ON LIABILITY. Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, Beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

         8.12 DUTIES OF PARTICIPANTS AND BENEFICIARIES. The Participant and any Beneficiaries of a Participant shall, as a condition of receiving benefits under this Plan, be obligated to provide the Compensation Committee with such information as the Compensation Committee shall require in order to determine Account Balances and calculate benefits under this Plan.

                                   ARTICLE IX
                                CHANGE-OF-CONTROL


         9.1 BENEFIT RIGHTS UPON CHANGE-OF-CONTROL.

                  (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change-of-Control, the Company or any successor shall be prohibited from amending or terminating the Plan in any manner so as to deprive, directly or indirectly, any current or former Participant or Beneficiary of all or any portion of any Account which has accrued under this Plan prior to the effective date of such amendment or termination.

                  (b)(i) Each Participant whose employment terminates and who qualifies for Severance Benefits as defined in the Executive Severance Agreements designated by the Compensation Committee of the Board of Directors of the Company, or (ii) in the event that the Plan is terminated following a Change-of-Control, each current or former Participant (or Beneficiary, if applicable), shall be paid immediately the value of the Participant's Account under this Plan.

                  (c) The benefit rights of any Participant under this Plan shall be determined only after taking into account the effect of any Severance Agreement between the Company and the Participant.

         9.2 DEFINITION OF CHANGE-OF-CONTROL. A Change-of-Control of the Company shall be deemed to have occurred if:

         (a) any person, entity or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

         (b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such two-year period constitute the Board of Directors of the Company and any new director (except for a director designated by a person who has entered into an agreement with the Company to effect a transaction described elsewhere in this Section 9.2) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least a majority thereof; or

         (c) the shareholders of the Company approve a plan of complete liquidation of the Company, an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or a plan of reorganization, merger or consolidation of the Company with any other corporation, except for a reorganization, merger or consolidation in which the security owners of the Company immediately prior to the reorganization, merger or consolidation continue to own at least eighty percent (80%) of the voting securities of the new (or continued) entity immediately after such reorganization, merger or consolidation.

         9.3 EXCESS PARACHUTE PAYMENTS. If any portion of the payments required by this Plan (in the aggregate, "Total Payments") will be subject to the golden parachute "Excise Tax" imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall pay to the Participant an additional amount (the "Gross-Up Payment") such that the net amount retained by him after deduction of any Excise Tax (but not any federal, state or local income tax) on the Total Payments, and any Federal, state and local income tax and Excise Tax upon the payment provided for by this Section 9.3, shall be equal to the Total Payments. The determination of whether any Excise Tax will be imposed and of the amount of the Gross-Up Payment will be made by tax counsel selected by the Company's independent auditors and acceptable to the Participant. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) any other payments or benefits received or to be received by such Participant in connection with a Change-of-Control of the Company or his termination of employment (if any) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all

"excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of such tax counsel such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code, and (B) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, such Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local taxes at the highest marginal rates of taxation in the state and locality of his residence on his employment termination date as effective in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

         The payments provided for in this Section 9.3 shall be made not later than thirty (30) calendar days following the termination of the Plan or the Participant's termination of employment, as applicable; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay the Participant on such day an estimate, as determined in good faith by such tax counsel, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than sixty (60) calendar days after the termination of the Plan or the Participant's termination of employment, as applicable. In the event that the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to such Participant payable on the twentieth
(20th) calendar day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).



         IN WITNESS WHEREOF, the Company has adopted the SPX Corporation Supplemental Retirement Savings Plan for Top Management effective January 1, 1990.


ATTEST:                                          SPX Corporation

By                                               By /s/ DONALD JOHNSON
  --------------------------                       -----------------------------
Its                                              Its  Corporate Treasurer
   -------------------------                        ----------------------------